UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 1, 2007

Saia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Duluth, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-232-5067

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, effective January 1, 2007 in connection with Saia, Inc.’s (the Company’s) relocation and consolidation of corporate headquarters to Duluth, Georgia, Richard D. O’Dell replaced Herbert A. Trucksess as the Company’s Chief Executive Officer. Mr. Trucksess remains the Chairman of the Company’s Board of Directors. Mr. O’Dell, age 45, has served as as a member of the Board of Directors and as President of the Company since July 2006, and as President of Saia Motor Freight Line, Inc. since November 1999. Mr. O’Dell has executive severance and employment agreements with the Company. The material terms of the employment and executive severance agreements were describe in item 1.01 of the Form 8-K filed on October 30, 2006 and are incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saia, Inc.

January 8, 2007	By:	James A. Darby

Name: James A. Darby
Title: Vice President of Finance & Chief Financial Officer